SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549



FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


POWER REIT
(Exact Name of Registrant as Specified in Its Charter)



Maryland
(State or Other Jurisdiction of Incorporation)



        000-54560                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)



301 Winding Road, Old Bethpage, New York  11804
(Address of Principal Executive Offices) (Zip Code)



                             (212) 750-0373
(Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)



[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)



[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT



Item 5.07 Submission of Matters to a Vote of Shareholders

Power REIT's (the "Trust") 2013 Annual Meeting of shareholders was held on May 21, 2013. For more information on the following proposals, see the company's proxy statement dated April 26, 2013, the relevant portions of which are incorporated herein by reference. Below are the final voting results.


1) Shareholders elected each of the four nominees to the Board of Trustees for a one-year term:


			  FOR		WITHHELD	BROKER NONVOTES
David. H. Lesser	785,041		40,283		657,752
Virgil E. Wenger	775,836		49,488		657,752
William S. Susman	780,579		44,745		657,752
Patrick R. Haynes, III	783,139		42,185		657,752


2) Advisory Vote on Executive Compensation

	FOR		AGAINST		ABSTAIN
	692,482		79,037		53,805


3) Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

	1 YEAR		2 YEARS		3 YEARS    ABSTAIN
	306,516		155,409		241,875      121,524



4) Shareholders ratified Gibbons & Kawash, A.C. as the Trust's independent audit firm for 2013.

	FOR		AGAINST		ABSTAIN
	1,421,391	32,644		29,041



SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	May 23, 2013


POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman